UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 22, 2011

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Belt Line Road, Suite 200, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 687-0030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release issued by Cano Petroleum, Inc. (“Cano”) on November 22, 2011 announcing that it is unable to file its quarterly report on Form 10-Q for the year ended September 30, 2011 within the five day extended period afforded to it pursuant to the Notification of Late Filing on Form 12b-25 that Cano filed with the Securities and Exchange Commission on November 15, 2011 (the “First Press Release”).  Attached hereto as Exhibit 99.2 is a press release issued by Cano on November 22, 2011 that announces an update to its preliminary results for the quarter ended September 30, 2011 that Cano included in the First Press Release (the “Second Press Release” and together with the First Press Release, the “Press Releases”).  The Press Releases include summaries of Cano’s estimated results of operations.  The Press Releases are incorporated by reference into this Item 2.02, and the foregoing description of the Press Releases are qualified in their entirety by reference to Exhibit 99.1 and Exhibit 99.2.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor is it incorporated by reference into any filing of Cano under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the First Press Release.  Attached hereto as Exhibit 99.2 is the Second Press Release. The Press Releases are incorporated by reference into this Item 7.01, and the foregoing description of the Press Releases are qualified in its entirety by reference to Exhibit 99.1 and Exhibit 99.2.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor is it incorporated by reference into any filing of Cano under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Pursuant to General Instruction B.2 of Form 8-K, the following exhibits are furnished with this Form 8-K.

99.1 November 22, 2011 Press Release by Cano Petroleum, Inc.
99.2 November 22, 2011 Press Release by Cano Petroleum, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: November 22, 2011
	By:	/s/ John H. Homier
John H. Homier
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	November 22, 2011 Press Release by Cano Petroleum, Inc.

99.2	November 22, 2011 Press Release by Cano Petroleum, Inc.